UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2018

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 28, 2018, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Bruker Corporation (the “Company”) approved 2018 cash incentive plans for the Company’s  executive officers, including certain of the currently serving “named executive officers” as defined in Item 402 of Regulation S-K under the Securities Act of 1933, as amended, under the Company’s 2018 Short-Term Incentive Compensation Program (the “2018 Short-Term ICP”), pursuant to which the Company’s executive officers and management personnel may be awarded cash incentive bonuses based on Company and individual performance in 2018.

The 2018 short-term incentive award target levels, as well as 2018 base salaries, approved for the Company’s current executive officers are as set forth below:

Executive Officer(1)	Title	2018 Base Salary		2018 Short- Term Incentive Award Target		2018 Short-Term Incentive Award Target as % of Base Salary
Frank H. Laukien, Ph.D.	President and Chief Executive Officer	$736,450		$1,031,130		140.0%
Mark R. Munch, Ph.D.	Executive Vice President and President, Bruker Nano Group and Bruker Nano, Inc.	$556,432		$347,770		62.5%
Juergen Srega	President, Bruker CALID Group	$413,702	(2)	$237,879	(2)	57.5%
Burkhard Prause, Ph.D.	President and Chief Executive Officer, Bruker Energy & Supercon Technologies, Inc. (“BEST”)	$318,283	(3)	$183,013	(3)	57.5%

(1)     As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 21, 2018, Mr. Anthony L. Mattacchione, the Company’s Chief Financial Officer and Senior Vice President and a named executive officer, resigned from his employment with the Company, effective March 16, 2018. Accordingly, no 2018 cash incentive plan was approved for Mr. Mattacchione.

(2)     Represents U.S. Dollar value of Mr. Srega’s 2018 base salary of €336,562 and incentive award target of €193,523, respectively, based on a conversion rate of €1:$1.2292 as of February 27, 2018.

(3)     Represents U.S. Dollar value of Dr. Prause’s 2018 base salary of €258,935 and incentive award target of €148,888, respectively, based on a conversion rate of €1:$1.2292 as of February 27, 2018.

The 2018 Short-Term ICP provides that quantitative financial factors will provide 70% of total cash incentive award potential for each of the named executive officers, with the remaining 30% allocated to individual qualitative factors established by the Compensation Committee.

The quantitative portion of the cash incentive award to Dr. Laukien will be determined based on achievement of specified 2018 performance goals allocated to the following corporate financial objectives: currency-adjusted organic revenue growth, non-GAAP operating profit improvement, non-GAAP earnings per share growth and reduction in the Company’s working capital ratio.

The quantitative portion of the cash incentive award to Dr. Munch will be determined based on achievement of specified 2018 financial performance goals for the Bruker Nano Group, as well as corporate financial performance relative to the Company’s non-GAAP earnings per share growth objective. Performance goals for the Bruker Nano Group, which represent approximately 85% of Dr. Munch’s target bonus opportunity based on quantitative goals (i.e., 60% of his total target bonus opportunity), are allocated to the following Bruker Nano Group objectives: currency-adjusted revenue growth, non-GAAP gross profit improvement, non-GAAP operating profit improvement and working capital ratio improvement. Approximately 15% of Dr. Munch’s target bonus opportunity allocated to quantitative goals (i.e., 10% of his total target bonus opportunity) will be determined based on the Company’s non-GAAP earnings per share growth.

The quantitative portion of the cash incentive award to Mr. Srega under the Plan will be determined based on achievement of specified 2018 financial performance goals for the Bruker CALID Group, as well as corporate financial performance relative to the Company’s non-GAAP earnings per share growth objective.  Performance goals for the Bruker CALID Group, which represent approximately 85% of Mr. Srega’s target bonus opportunity based on quantitative goals (i.e., 60% of his total target bonus opportunity), are allocated to the following Bruker CALID Group objectives: currency-adjusted revenue growth, non-GAAP gross profit improvement, non-GAAP operating profit improvement and working capital ratio improvement. Approximately 15% of Mr. Srega’s target bonus opportunity allocated to quantitative goals (i.e., 10% of his total target bonus opportunity) will be determined based on the Company’s non-GAAP earnings per share growth.

The quantitative portion of the cash incentive award to Dr. Prause under the Plan will be determined based on achievement of specified 2018 financial performance goals for the BEST operating segment, as well as corporate financial performance relative to the Company’s non-GAAP earnings per share growth objective.  Performance goals for the BEST segment, which represent approximately 85% of Dr. Prause’s target bonus opportunity based on quantitative goals (i.e., 60% of his total target bonus opportunity), are allocated to the following BEST segment objectives: currency-adjusted revenue growth, non-GAAP gross profit improvement, non-GAAP operating profit improvement and working capital ratio improvement. Approximately 15% of Dr. Prause’s target bonus opportunity allocated to quantitative goals (i.e., 10% of his total target bonus opportunity) will be determined based on the Company’s non-GAAP earnings per share growth.

Portions of the incentive awards linked to the achievement of quantitative performance goals will be calculated based on percentage achievement of each quantitative target goal, with no threshold or maximum. However, the incentive award payout for performance attributable to quantitative performance goals is subject to a maximum aggregate payout of 200% of the respective executive officer’s total target bonus opportunity linked to such goals.

The qualitative portion of the cash incentive payments to be awarded under the 2018 Short-Term ICP will be determined based on measures of the respective executive officer’s contributions to the achievement of certain strategic and operational management objectives. Under the 2018 Short-Term ICP, payments for qualitative goals will be made in a range of 0% to 125% of their respective targets, subject to satisfaction of certain minimum performance expectations.

A copy of the 2018 Short-Term Incentive Compensation Program approved by the Compensation Committee is attached hereto as Exhibit 10.1.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Number

	10.1	2018 Short-Term Incentive Compensation Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: March 5, 2018	By:	/s/FRANK H. LAUKIEN
Frank H. Laukien, Ph.D.
President and Chief Executive Officer